SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           July 7, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                     G/O INTERNATIONAL, INC.
      (Exact Name of Registrant as Specified in its Charter)

          Colorado                 000-24688                 76-0025986
(State or other Jurisdiction) (Commission File No.)   (IRS Employer I.D. No.)

                         18205 Burkhardt
                       Tomball, Texas 77377
             (Address of Principal Executive Offices)

                          (281) 290-6655
                 (Registrant's Telephone Number)

                               N/A
   (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Departure of Directors or Principal Officers.
---------------------------------------------

On July 5, 2006, the Company accepted the resignation of Michael Caswell as a director and officer of the Company. Mr. Caswell's resignation did not involve any disagreement with the Company's management and was for personal reasons only.

The Company's vacancy created by Mr. Caswell's resignation will not be immediately filled pending the completion of the proposed Reorganization Transaction with SH Celera Capital Corporation, announced June 26, 2006.

Item 8.01.  Other Events.

We issued a Press Release regarding the above resignation, a copy of which is included as Exhibit 99.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.  Description

99.1         Press Release regarding the resignation of Michael Caswell


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G/O International, Inc.


Date 7/06/06                            By /s/Brian Rodriguez
    --------                            ----------------------
                                        Brian Rodriguez
                                        President and Director
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